Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)

(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

JoAnn M. Strasser, Esquire

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Registrant's telephone number, including area code: (800) 746-3322

Date of fiscal year end: April 30

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft Value Fund

&

Croft Income Fund

ANNUAL REPORT

April 30, 2011

Dear Shareholder:

The Croft Value Fund continues to be managed under the same value-oriented philosophy in combination with contrarian idea generation.    Our investment strategy is to seek stocks trading at $0.50-$0.80 on the dollar with long term price appreciation potential and low portfolio turnover. We look for companies that have underappreciated potential catalysts, relatively low price-to-earnings (P/E) ratios with superior long term earnings growth, and contrarian ideas that have fallen out of favor with the market but still have relatively strong underlying prospects.

For the fiscal year ended April 30, 2011, the Croft Value Fund’s outperformance compared to the S&P 500 Index was in part due to our exposure to the industrial, energy and commodity sectors which benefitted from a year of returning demand and tightening supply. Holdings such as Deere (DE), United Technologies (UTX), FMC Corp. (FMC) and Albemarle (ALB) all saw significant upside versus both the market and their peer groups as they operated well amidst macroeconomic tailwinds. United Healthcare (UNH) performed well as some of the most bearish forecasts on healthcare reform proved overdone. On the technology side, Qualcomm (QCOM) shares benefitted from continued growth in smartphones and the increasing adoption of 3G/4G wireless technologies. We also maintained our selling discipline, constantly combing the portfolio and assessing alternative uses of money. We eliminated our positions in Baldor Electric (BEZ) and Atlas Energy (ATLS) after buyout offers of each were announced late in 2010. Eliminated positions included Cisco Systems (CSCO) as we began to find more attractive ways to play the secular growth of broadband data.

We believe diversification is as important as ever. We feel it is necessary to keep exposure to companies that will benefit from a domestic and global economic turnaround as well as traditional large, stable demand companies that are selling at very reasonable valuations. We initiated a number of new positions that we feel are situated very well for the long term. One of our new names is International Paper (IP) who we feel should benefit from significant restructuring steps on top of improved demand. We purchased shares of Mosaic Corp. (MOS) on short term weakness that we believe was overdone considering the positive long term dynamics associated with food and fertilizer demand. We also initiated smaller positions on a couple of technology companies including DTS Inc. (DTSI) and Adtran Inc. (ADTN), both of which we believe have growth-at-a-discounted price characteristics as beneficiaries of the growth in mobile broadband and video delivery over the internet.

We remain focused on creating value for shareholders by sticking to our strategies to uncover attractively priced investment opportunities with good long term price appreciation potential.

Thank you for your investment in the Croft Value Fund.

Sincerely,

Kent Croft

President

Dear Shareholder:

Amid the turbulence and uncertainty of the past year we focused on maintaining our philosophy of sticking to what we do know, rather than attempting to time the actions taken by the government and other policy makers.  While sovereign debt issues in the weakest European economies dominated the headlines, the American corporate sector grew profits and maintained strong balance sheets with historically high cash balances.

 Over the course of the year ended April 30, 2011, domestic economic indicators improved, albeit with occasional “soft patches.”  We took the opportunity to add new positions in high yield corporate debt issued by companies that would benefit from an improving economic environment.  We concentrated on companies that we know well and avoided long-dated debt to minimize the risk of rising interest rates.  By narrowing our focus to these types of investments, we were able to outperform the Barclays Capital Intermediate U.S. Government/Credit Bond Index in the fiscal year.  At this point, the Fund has a balanced portfolio of cash, FDIC-guaranteed issues, and corporate bonds.

As of April 30, 2011, the Income Fund had the following characteristics: SEC yield of approximately 3.8%, weighted average duration of 3.1 years (a measure of sensitivity to interest rates and down from 3.9 years last year), and weighted average maturity of 4.1 years (down from 5.0 years last year).  We continue to manage our credit risk through industry diversification and individual company analysis.  As of May 31, 2011, we held 87 corporate bond issues in 21 different sectors.

Thank you for your investment in the Croft Income Fund.

Sincerely,

Kent Croft

President

Croft Value Fund
Performance Illustration
April 30, 2011 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since May 1, 2001*

Average Annual Total Returns

For the Periods Ended April 30, 2011

                             Croft Value Fund                 S&P 500 Index

1 Year                                   20.04%                          17.22%

3 Year                                     1.82%                            1.73%

5 Year                                     5.58%                            2.95%

10 Year                                   5.81%                            2.82%

Annual Fund Operating Expenses: **

Operating Expenses                                 1.28%

Less Waivers/Reimbursements                0.00%

Net Annual Fund Operating Expenses    1.28%

*This chart assumes an initial investment of $10,000 made on May 1, 2001.

** The Advisor has agreed to waive its advisory fees and/or reimburse fund expenses (excluding brokerage, commissions, underlying fund fees and expenses or extraordinary expenses) through August 30, 2011 to limit total annual fund operating expenses for the Value Fund to 1.47%.  The Fund's total gross annual operating expenses, including underlying funds is 1.30%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

Croft Income Fund
Performance Illustration
April 30, 2011 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since May 1, 2001*

Average Annual Total Returns

For the Periods Ended April 30, 2011

                  Croft Income Fund                 Barclays Int. Govt./ Corp.

                                                                                         Bond Index

1 Year                              5.16%                                          4.91%

3 Year                              5.07%                                          5.14%

5 Year                              4.60%                                          5.89%

10 Year                            6.04%                                          5.33%

Annual Fund Operating Expenses: **

Operating Expenses                                          1.74%

Less Waivers/Reimbursements                      (0.64)%

Net Annual Fund Operating Expenses             1.10%

*This chart assumes an initial investment of $10,000 made on May 1, 2001.

** The Advisor has agreed to waive its advisory fees and/or reimburse fund expenses (excluding brokerage, commissions, underlying fund fees and expenses or extraordinary expenses) through August 30, 2011 to limit total annual fund operating expenses for the Income Fund to 1.10%. The Fund's total gross annual operating expenses, including underlying Funds is 1.78%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT VALUE FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

CROFT INCOME FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment grade as a percentage of the portfolio of investments.

Investment Grade are those considered by Moody to be Baa3 or higher or by Standard and Poor to be BBB- or higher.

	Croft Value Fund
	Schedule of Investments
	April 30, 2011

Shares/Principal		Fair Value

COMMON STOCKS - 91.38%

Agricultural - 1.96%
55,404	Monsanto Co.	$ 3,769,688
40,801	The Mosaic Co.	3,054,363
31,530	Potash Corp. of Saskatchewan, Inc.	1,777,661
		8,601,712
Banks, S&L's and Brokers - 3.12%
975,626	Citigroup, Inc. *	4,478,123
368,416	Bank of America Corp.	4,524,148
161,433	Bank of New York Mellon Corp.	4,675,100
		13,677,371
Building & Construction - 2.57%
46,580	Jacobs Engineering Group, Inc. *	2,310,834
209,038	Foster Wheeler Ltd. *	7,435,482
81,284	Lennar Corp. Class A	1,543,583
		11,289,899
Capital Equipment - 5.95%
56,516	Caterpillar, Inc.	6,522,512
89,185	Deere & Co.	8,695,537
37,887	Flowserve Corp.	4,797,252
67,961	United Technologies Corp.	6,087,946
		26,103,247
Chemicals - 1.12%
86,385	E.I. du Pont de Nemours & Co.	4,905,804

Consumer Non-Durables - 4.34%
95,379	International Paper Co.	2,945,303
124,231	Philip Morris International, Inc.	8,626,601
115,291	Procter & Gamble Co.	7,482,386
		19,054,290
Financial Services - 2.70%
366,900	Invesco Ltd. ADR	9,124,803
43,953	PNC Financial Services Group	2,740,030
		11,864,833
Forest Products - 3.46%
62,663	Plum Creek Timber Co., Inc.	2,700,149
543,022	Weyerhaeuser Co.	12,494,936
		15,195,085
Healthcare - 4.32%
46,829	Baxter International, Inc.	2,664,570
45,814	Becton Dickinson & Co.	3,937,255
47,698	Edwards Lifesciences Corp. *	4,118,722
93,954	Genomic Health, Inc. *	2,564,944
52,673	Stryker Corp.	3,107,707
52,354	Unitedhealth Group, Inc.	2,577,387
		18,970,585
Industrial Goods - 3.59%
210,124	ABB Ltd. ADR *	5,776,309
54,034	Allegheny Technologies, Inc.	3,890,448
57,698	Valmont Industries, Inc.	6,075,599
		15,742,356
Insurance Agents & Brokers - 0.85%
123,750	Marsh & McLennan Companies, Inc.	3,747,150

International Oil & Gas - 2.86%
158,554	BNK Petroleum, Inc. *	1,014,746
13,895	Chevron Corp.	1,520,669
192,949	Gran Tierra Energy, Inc. *	1,431,682
172,546	Petrominerales Ltd.	6,612,924
25,504	Royal Dutch Shell Plc. ADR	1,976,050
		12,556,071
Life Insurance - 2.98%
156,987	MetLife, Inc.	7,345,422
90,503	Prudential Financial, Inc.	5,739,700
		13,085,122
Media & Entertainment - 1.01%
91,239	DirecTV Group, Inc. - Class A *	4,433,303

Metals & Mining - 4.48%
29,130	BHP Billiton Ltd. ADR	2,949,121
85,160	Cloud Peak Energy, Inc. *	1,773,031
132,254	Freeport McMoran Copper & Gold, Inc.	7,276,615
22,311	Inmet Mining Corp.	1,569,345
77,000	Nevada Copper Corp. *	458,751
237,850	Quadra Mining Ltd. *	3,909,622
139,888	Thompson Creek Metals Co., Inc. *	1,724,819
		19,661,304
Multi-Industry - 6.49%
304,366	General Electric Co.	6,224,285
114,541	Honeywell International, Inc.	7,013,345
114,961	ITT Corp.	6,643,596
176,439	Tyco International, Inc.	8,599,637
		28,480,863
Natural Gas - 4.63%
34,319	Petroleum Development Corp. *	1,366,583
32,000	QEP Resources, Inc.	1,367,360
259,715	Sandridge Energy, Inc. *	3,210,077
102,410	Southwestern Energy Co. *	4,491,703
81,545	Ultra Petroleum Corp. *	4,141,671
172,442	Williams Companies, Inc.	5,719,901
		20,297,295
Oil - 5.71%
162,495	Brigham Exploration Co. *	5,443,582
43,999	Crescent Point Energy Corp.	2,000,632
126,997	Geo Resources, Inc. *	3,685,453
47,034	Hess Corporation	4,043,043
65,946	Nexen, Inc.	1,742,953
275,856	Petrobank Energy & Resources Ltd. *	5,845,298
320,075	Petrofrontier Corp. *	1,246,693
55,239	Venoco, Inc. *	1,026,893
		25,034,547
Pharmaceuticals - 5.56%
96,630	ICON PLC. ADR *	2,373,233
87,580	Johnson & Johnson	5,755,758
166,548	Merck & Co., Inc.	5,987,401
321,744	Pfizer, Inc.	6,746,972
114,174	Pharmaceutical Product Development, Inc.	3,522,268
		24,385,632
Precious Metals - 3.10%
129,638	Allied Nevada Gold Corp. *	5,582,212
102,331	Chesapeake Gold Corp. *	1,414,525
165,234	First Majestic Silver Corp. *	3,466,609
246,863	Yamana Gold, Inc.	3,137,629
		13,600,975
Property & Casualty Insurance - 3.19%
151,674	Allstate Corp.	5,132,648
131,527	Ace Ltd.	8,845,191
		13,977,839
Retail Stores - 3.02%
31,635	Advance Auto Parts, Inc.	2,070,827
132,878	Collective Brands, Inc. *	2,790,438
318,822	Lowes Companies, Inc.	8,369,077
		13,230,342
Specialty Chemicals - 4.91%
44,973	3M Co.	4,371,825
50,518	Albemarle Corp.	3,564,045
99,181	FMC Corp.	8,755,699
166,819	Nalco Chemical Co.	4,872,783
		21,564,352
Technology - 3.37%
113,076	Altera Corp.	5,506,801
6,215	Apple Computer Inc. *	2,176,058
152,441	Applied Materials, Inc.	2,391,799
110,653	Corning, Inc.	2,317,074
59,373	Hewlett-Packard Co.	2,396,888
		14,788,620
Telecommunications - 3.25%
218,706	General Cable Corp. *	10,607,241
63,829	Qualcomm Inc.	3,643,998
		14,251,239
Transportation - 1.63%
19,823	Canadian National Railway Co.	1,534,895
75,237	Norfolk Southern Corp.	5,618,699
		7,153,594
Utilities - 1.21%
57,386	NextEra Energy, Inc.	3,246,326
45,032	PG&E Corp.	2,075,074
		5,321,400

TOTAL FOR COMMON STOCKS (Cost $319,967,786) - 91.38%		$ 400,974,830

U.S. Government Obligations - 0.69%
3,000,000	U.S. Treasury Notes, 0.875%, 2/29/2012	$ 3,016,650

TOTAL FOR U.S. GOVERNMENT OBLIGATIONS (Cost $3,002,346) - 0.69%		$ 3,016,650

SHORT TERM INVESTMENTS - 8.15%
35,799,383	AIM Short-term Investment Company Prime Portfolio 0.13% **	35,799,383

TOTAL FOR SHORT TERM INVESTMENTS (Cost $35,799,383) - 8.15%		$ 35,799,383

TOTAL INVESTMENTS (Cost $358,769,515) - 100.22%		$ 439,790,863

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.22)%		(976,103)

NET ASSETS - 100.00%		$ 438,814,760

ADR - American Depositary Receipt
* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at April 30, 2011.
The accompanying notes are an integral part of these financial statements.

	Croft Income Fund
	Schedule of Investments
	April 30, 2011

Shares/Principal		Fair Value

CLOSED END MUTUAL FUNDS - 2.25%

Taxable Bond Funds - 2.25%
6,200	Alliance Bernstein Global High Income Fund *	$ 91,698
9,600	Templeton Emerging Markets Income Fund *	164,928
4,500	Western Asset Worldwide Income Fund *	59,670
		316,296

TOTAL FOR CLOSED END MUTUAL FUNDS (Cost $227,527) - 2.25%		$ 316,296

CORPORATE BONDS - 75.91%

Building Materials & Housing - 3.11%
115,000	Plum Creek Timber Co., 5.875%, 11/15/15	$ 123,458
300,000	Weyerhaeuser Co., 6.750%, 3/15/12	312,939
		436,397
Business Equipment - 3.82%
182,000	Hewlett-Packard Co., 5.5%, 3/1/18	204,779
45,000	Hewlett-Packard Co., 6.125%, 3/1/14	50,625
160,000	Pitney Bowes, Inc., 4.75%, 5/15/18	161,457
105,000	United Technology Corp., 5.375%, 12/15/17	119,704
		536,565
Business Services - 1.17%
145,000	United Parcel Services, 5.5%, 1/15/18	164,335

Cable TV & Cellular Telephone - 0.81%
100,000	Tele-Communications, Inc. Senior Debentures, 7.875%, 8/1/13	113,514

Capital Goods - 1.81%
150,000	Caterpillar, Inc., 7.00%, 12/15/13	171,745
75,000	General Dynamics Corp., 5.25%, 2/1/14	83,136
		254,881
Chemicals - 3.86%
75,000	Agrium, Inc. Debentures (Yankee), 7.8%, 2/1/27	90,871
150,000	Dupont EI De Nemours, 6.00% 7/15/18	172,362
30,000	IMC Global, Inc. Senior Debentures, 9.45%, 12/15/11	31,009
220,000	Lyondell Chemical Co., 11.00%, 5/1/18	248,600
		542,842
Education - 0.31%
40,000	Duke University, 5.15%, 4/1/19	43,973

Electric & Gas Utilities - 4.89%
125,000	American Electric Power Corp., 5.25%, 6/1/15	136,789
100,000	Dominion Resources, Inc., 6.25%, 6/30/12	105,928
160,000	Duke Energy Corp., 6.30%, 2/1/14	178,920
67,000	El Paso Corp. Senior Notes, 7.00%, 5/15/11	67,088
185,000	Exelon Corp., 4.90%, 6/15/15	198,243
		686,968
Electronic Instruments and Controls - 0.78%
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	44,384
60,000	Arrow Electronics, Inc. Debentures, 7.50%, 1/15/27	65,833
		110,217
Energy and Energy Services - 8.69%
120,000	Anadarko Petroleum, 7.625%, 3/15/14	137,839
100,000	Baker Hughes, Inc., 7.5%, 11/15/18	126,285
30,000	Baker Hughes, Inc., 6.5%, 11/15/13	33,857
30,000	Conocophillips Corp., 4.75%, 2/1/14	32,673
100,000	Conocophillips Corp., 5.2%, 5/15/18	111,457
65,000	Global Marine, Inc., 7.00%, 6/1/28	70,004
100,000	Shell International Finance BV, 4.00%, 3/21/14	107,329
185,000	Sunoco, Inc., 4.875%, 10/15/14	199,612
150,000	Tesoro Corp., 6.625%, 11/1/15	154,875
60,000	Tosco Corp., 7.8%, 1/1/27	76,299
105,000	Weatherford International, Inc., 5.95%, 6/15/12	109,915
60,000	Weatherford International, Inc., 6.625%, 11/15/11	61,591
		1,221,736
Financial Services - 12.98%
145,000	Allstate Corp., 6.2%, 5/16/14	165,029
130,000	American Express Credit Co., 5.125%, 8/25/14	141,980
160,000	Berkshire Hathaway Financial Corp., 4.625%, 10/15/13	173,338
100,000	Charles Schwab Corp., 4.95%, 6/1/14	109,569
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27 (a)	70,723
200,000	CIGNA Corp., 6.375%, 10/15/11 (a)	205,114
150,000	Ford Motor Credit Co., LLC, 7.5%, 8/1/12	159,158
55,000	General Electric Capital Corp., 3.00%, 12/9/11	55,919
55,000	Goldman Sachs Group, 3.25%, 6/15/12	56,773
55,000	JP Morgan Chase & Co., 3.125%, 12/1/11	55,919
120,000	Marsh & McLennan Co., 5.75%, 9/15/15	132,006
137,000	Merrill Lynch & Co., 6.875%, 4/25/18	155,460
70,000	Merrill Lynch & Co., 6.15%, 4/25/13	75,860
55,000	Wells Fargo & Co., 3.00%, 12/9/11	55,933
90,000	Wells Fargo & Co., 5.125%, 9/1/12	94,658
110,000	Wells Fargo & Co., 4.375%, 1/31/13	116,130
		1,823,569
Food & Drug Producers - 4.45%
100,000	Archer-Daniels Midland Co., 5.45%, 3/15/18	112,519
70,000	Bunge, Ltd., 5.35%, 4/15/14	75,470
100,000	Glaxosmithkline PLC., 4.375%, 4/15/14	108,510
160,000	Pepsico, Inc., 7.9%, 11/1/18	204,357
110,000	Pfizer, Inc., 5.35%, 3/15/15	124,104
		624,960
Gas & Gas Transmission - 2.51%
100,000	KN Energy, Inc. Senior Debentures, 7.25%, 3/1/28 (a)	92,949
150,000	Sonat, Inc., 7.625%, 7/15/2011	151,600
100,000	Panhandle Eastern Pipeline., 6.05%, 8/15/2013	108,228
		352,777
Home Lawn & Garden Equipment - 0.79%
100,000	Toro Company Debentures, 7.8%, 6/15/27	111,361

Industrial Goods - 4.36%
75,000	Cummins Engine Company, Inc. Debentures, 6.75%, 2/15/27	80,263
136,000	General Electric Co., 5.25%, 12/6/17	150,581
90,000	Honeywell International, Inc., 4.25%, 3/1/13	95,603
115,000	Johnson Controls, Inc., 7.7%, 3/1/15	133,451
150,000	Xerox Corp., 6.875%, 8/15/11	152,558
		612,456
Life Insurance - 1.49%
40,000	Prudential Financial, Inc., 3.625%, 9/17/12	41,248
160,000	Prudential Financial, Inc., 4.5%, 7/15/13	168,605
		209,853
Media & Entertainment - 3.64%
150,000	Liberty Media, Corp., 5.70%, 5/15/13	156,750
170,000	Time Warner, Inc. Debentures, 9.15%, 2/1/23	227,236
110,000	Washington Post Co., 7.25%, 2/1/19	127,343
		511,329
Metal & Mining - 4.56%
127,000	Arch Western Finance, 6.75%, 7/1/13	127,794
165,000	BHP Finance USA, 5.5%, 4/1/14	183,797
75,000	Freeport McMoran, 8.375%, 4/1/17	82,688
100,000	Nucor Corp., 5.75%, 12/1/17	114,655
125,000	U.S. Steel Corp., 7.00%, 2/1/18	131,094
		640,028
Miscellaneous Consumer Goods & Services - 1.44%
90,000	Brown-Forman Corp., 5.00%, 2/1/14	98,391
100,000	Tenneco Packaging, Inc. Debentures, 8.125%, 6/15/17	104,375
		202,766
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.94%
150,000	Albemarle Corp., 5.1%, 2/1/15	162,463
100,000	Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14	109,959
		272,422
Printing & Publishing - 1.40%
165,000	News America Holdings, Inc. Senior Debentures, 7.75%, 2/1/24 (a)	197,352

Retail Stores - 1.65%
55,000	Albertson's Medium-Term, Inc. Notes, 6.52%, 4/10/28 (a)	42,025
70,000	Auto Zone, Inc., 6.95%, 6/15/16	80,861
90,000	Staples, Inc., 9.75%, 1/15/14	108,227
		231,113
Steel & Iron - 1.34%
185,000	Carpenter Technology, 7.625%, 8/15/11 (a)	187,888

Telephones & Communications - 2.94%
186,000	AT&T Corp. Liberty Media, LLC., 8.25%, 2/1/30	180,420
75,000	AT&T Corp., 4.85%, 2/15/14	81,484
150,000	Anixter, Inc., 5.95%, 3/1/15	151,125
		413,029
Technology - 1.17%
145,000	Cisco Systems, Inc., 5.5%, 2/22/16	164,977

TOTAL FOR CORPORATE BONDS (Cost $9,675,965) - 75.91%		$ 10,667,308

CONVERTIBLE BONDS - 2.11%
150,000	General Cable Corp., 0.875%, 11/15/13	$ 173,062
130,000	General Cable Corp., 1.00%, 10/15/12	122,687
		295,749

TOTAL FOR CONVERTIBLE BONDS (Cost $245,270) - 2.11%		$ 295,749

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 9.98%
400,000	U.S. Treasury Notes, 0.875%, 1/31/2012	$ 402,047
1,000,000	U.S. Treasury Notes, 0.875%, 5/31/11	1,000,625
		1,402,672

TOTAL FOR U.S. GOVERNMENT AGENCES AND OBLIGATIONS (Cost $1,400,819) - 9.98%		$ 1,402,672

MUNICIPAL BONDS - 0.80%
105,000	State of California Taxable Build Am, 5.45%, 4/1/15	111,587

TOTAL FOR MUNICIPAL BONDS (Cost $107,706) - 0.80%		$ 111,587

SHORT TERM INVESTMENTS - 8.02%
1,127,270	AIM Short-term Investment Company Prime Portfolio 0.13% **	1,127,270

TOTAL FOR SHORT TERM INVESTMENTS (Cost $1,127,270) - 8.02%		$ 1,127,270

TOTAL INVESTMENTS (Cost $12,784,557) - 99.07%		$ 13,920,882

OTHER ASSETS LESS LIABILITIES - 0.93%		130,957

NET ASSETS - 100.00%		$ 14,051,839

(a) Level 2 Security
* Closed-end security
** Variable rate security; the coupon rate shown represents the yield at April 30, 2011.
The accompanying notes are an integral part of these financial statements.

Croft Funds Corporation
Statements of Assets and Liabilities
April 30, 2011

Assets:	Value Fund	Income Fund
Investments in Securities, at Fair Value
(Cost $358,769,515 and $12,784,557, respectively)	$ 439,790,863	$ 13,920,882
Cash	12,218	-
Dividends and Interest Receivable	314,592	165,041
Receivable for Fund Shares Sold	522,632	-
Prepaid Expenses	14,433	5,429
Total Assets	440,654,738	14,091,352
Liabilities:
Payables:
Accrued Management Fees	330,278	3,751
Distribution Fees Payable to the Advisor	87,840	3,025
Other Accrued Expenses	34,336	18,850
Distributions Payable	-	13,657
Securities Purchased	1,011,226	-
Fund Shares Redeemed	376,298	230
Total Liabilities	1,839,978	39,513
Net Assets	$ 438,814,760	$ 14,051,839

Net Assets Consist of:
Paid In Capital	$ 361,064,452	$ 13,587,537
Accumulated Undistributed Net Investment Income	958,157	26,894
Accumulated Realized Loss on Investments	(4,229,197)	(698,917)
Unrealized Appreciation in Value of Investments	81,021,348	1,136,325
Net Assets (30,000,000 shares authorized, $0.001 par value for the Croft
Funds Corporation, which includes the Value Fund and the
Income Fund), for 17,130,016 and 1,406,379 Shares Outstanding.	$ 438,814,760	$ 14,051,839

Net Asset Value and Offering Price Per Share	$ 25.62	$ 9.99

Short-term Redemption Price Per Share ($25.62 x 0.98 and $9.99 x 0.98) *	$ 25.11	$ 9.79

* The Funds will deduct a 2% redemption fee from redemption proceeds if you purchase shares and then redeem those shares within 30 days.

The accompanying notes are an integral part of these financial statements.

Croft Funds Corporation
Statements of Operations
For the year ended April 30, 2011

	Value Fund	Income Fund
Investment Income:
Dividends (net of foreign witholding taxes of $32,495 and $0, respectively)	$ 14,452,310	$ 22,937
Interest	86,409	710,964
Total Investment Income	14,538,719	733,901

Expenses:
Advisory Fees	3,277,822	119,424
Distribution Fees	871,761	37,792
Transfer Agent and Fund Accounting Fees	94,954	32,317
Custody Fees	75,864	6,329
Registration Fees	29,685	25,640
Audit Fees	16,199	16,193
Insurance Fees	23,901	2,501
Legal Fees	20,165	6,330
Miscellaneous Fees	40,086	1,650
Printing and Mailing Fees	19,295	7,035
Director Fees	7,451	7,425
Total Expenses	4,477,183	262,636
Fees Waived by the Advisor	-	(96,350)
Net Expenses	4,477,183	166,286

Net Investment Income	10,061,536	567,615

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	7,231,847	118,175
Realized Capital Gains from Registered Investment Companies	-	503
Net Change in Unrealized Appreciation on Investments	53,824,808	71,742
Net Realized and Unrealized Gain on Investments	61,056,655	190,420

Net Increase in Net Assets Resulting from Operations	$ 71,118,191	$ 758,035

The accompanying notes are an integral part of these financial statements.

Croft Value Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	4/30/2011	4/30/2010
Increase in Net Assets From Operations:
Net Investment Income	$ 10,061,536	$ 27,314
Net Realized Gain (Loss) on Investments	7,231,847	(222,137)
Net Change in Unrealized Appreciation on Investments	53,824,808	45,120,705
Net Increase in Net Assets Resulting from Operations	71,118,191	44,925,882

Distributions to Shareholders from:
Net Investment Income	(9,103,379)	(164,140)
Net Change in Net Assets from Distributions	(9,103,379)	(164,140)

Capital Share Transactions:
Proceeds from Sale of Shares	133,235,553	231,794,739
Proceeds from Shares Issued from Transfers In-Kind	18,391	1,830,113
Shares Issued on Reinvestment of Dividends	9,045,176	162,811
Cost of Shares Redeemed	(78,786,485)	(34,678,974)
Net Increase from Shareholder Activity	63,512,635	199,108,689

Net Assets:
Net Increase in Net Assets	125,527,447	243,870,431
Beginning of Period	313,287,313	69,416,882
End of Period (Including Accumulated Undistributed Net
Investment Income of $958,157 and $0, respectively)	$ 438,814,760	$ 313,287,313

Share Transactions:
Shares Sold	6,007,075	11,529,098
Shares Issued from Transfers In-Kind	806	91,827
Shares Issued on Reinvestment of Dividends	387,706	7,977
Shares Redeemed	(3,589,730)	(1,825,935)
Net Increase in Shares	2,805,857	9,802,967
Outstanding at Beginning of Period	14,324,159	4,521,192
Outstanding at End of Period	17,130,016	14,324,159

The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	4/30/2011	4/30/2010
Increase in Net Assets From Operations:
Net Investment Income	$ 567,615	$ 522,009
Net Realized Gain on Investments	118,678	48,045
Net Change in Unrealized Appreciation on Investments	71,742	1,053,926
Net Increase in Net Assets Resulting from Operations	758,035	1,623,980

Distributions to Shareholders:
Net Investment Income	(566,274)	(527,064)
Net Change in Net Assets from Distributions	(566,274)	(527,064)

Capital Share Transactions:
Proceeds from Sale of Shares	1,707,993	5,580,012
Shares Issued on Reinvestment of Dividends	509,934	463,594
Cost of Shares Redeemed	(3,363,154)	(2,730,005)
Net Increase (Decrease) from Shareholder Activity	(1,145,227)	3,313,601

Net Assets:
Net Increase (Decrease) in Net Assets	(953,466)	4,410,517
Beginning of Period	15,005,305	10,594,788
End of Period (Including Accumulated Undistributed Net
Investment Income of $26,894 and $25,553, respectively)	$ 14,051,839	$ 15,005,305

Share Transactions:
Shares Sold	171,372	575,052
Shares Issued on Reinvestment of Dividends	51,066	47,875
Shares Redeemed	(336,260)	(282,008)
Net Increase (Decrease) in Shares	(113,822)	340,919
Outstanding at Beginning of Period	1,520,201	1,179,282
Outstanding at End of Period	1,406,379	1,520,201

The accompanying notes are an integral part of these financial statements.

Croft Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	4/30/2011		4/30/2010		4/30/2009		4/30/2008	4/30/2007

Net Asset Value, at Beginning of Period	$ 21.87		$ 15.35		$ 25.17		$ 24.27	$ 21.94

Income (Loss) From Investment Operations:
Net Investment Income *	0.64		-	**	0.06		0.08	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	3.69		6.54		(9.72)		1.72	3.27
Total from Investment Operations	4.33		6.54		(9.66)		1.80	3.40

Distributions:
Net Investment Income	(0.58)		(0.02)		(0.06)		(0.08)	(0.11)
Realized Gains	-		-		(0.10)		(0.82)	(0.96)
Total from Distributions	(0.58)		(0.02)		(0.16)		(0.90)	(1.07)

Proceeds from Redemption Fees	-	**	-	**	-	**	-	-

Net Asset Value, at End of Period	$ 25.62		$ 21.87		$ 15.35		$ 25.17	$ 24.27

Total Return ***	20.04%		42.63%		(38.35)%		7.28%	15.86%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 438,815		$ 313,287		$ 69,417		$ 61,381	$ 21,969
Before Waivers
Ratio of Expenses to Average Net Assets	1.28%		1.32%		1.46%		1.57%	1.66%
Ratio of Net Investment Income to Average Net Assets	2.88%		0.02%		0.33%		0.22%	0.43%
After Waivers
Ratio of Expenses to Average Net Assets	1.28%		1.32%		1.46%		1.48%	1.50%
Ratio of Net Investment Income to Average Net Assets	2.88%		0.02%		0.33%		0.31%	0.59%
Portfolio Turnover	19.97%		10.72%		15.49%		24.20%	19.46%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	4/30/2011	4/30/2010		4/30/2009	4/30/2008	4/30/2007

Net Asset Value, at Beginning of Period	$ 9.87	$ 8.98		$ 9.73	$ 10.07	$ 9.98

Income (Loss) From Investment Operations:
Net Investment Income *	0.38	0.39		0.41	0.50	0.53
Net Gain (Loss) on Securities (Realized and Unrealized)	0.12	0.89		(0.76)	(0.34)	0.08
Total from Investment Operations	0.50	1.28		(0.35)	0.16	0.61

Distributions:
Net Investment Income	(0.38)	(0.39)		(0.40)	(0.50)	(0.52)
Realized Gains	-	-		-	-	-
Total from Distributions	(0.38)	(0.39)		(0.40)	(0.50)	(0.52)

Proceeds from Redemption Fees	-	-	**	-	-	-

Net Asset Value, at End of Period	$ 9.99	$ 9.87		$ 8.98	$ 9.73	$ 10.07

Total Return ***	5.16%	14.39%		(3.58)%	1.63%	6.27%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,052	$ 15,005		$ 10,595	$ 10,451	$ 11,021
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.74%	1.94%		2.04%	1.97%	1.66%
Ratio of Net Investment Income to Average Net Assets	3.12%	3.24%		3.50%	4.17%	4.71%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets	3.76%	4.09%		4.43%	5.04%	5.27%
Portfolio Turnover	16.21%	12.73%		16.70%	5.03%	15.04%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2011

Note 1. Organization

The Croft Value Fund (the “Value Fund”) and the Croft Income Fund (the “Income Fund” and together with the Value Fund, the “Funds”) were organized as managed portfolios of the Croft Funds Corporation (the “Corporation”) under the laws of the State of Maryland pursuant to Articles of Incorporation dated July 20, 1994, and are registered under the Investment Company Act of 1940, as amended (“the Act”), as diversified, open-end investment companies. The Funds commenced operations on May 4, 1995. The Value Fund’s investment objective is growth of capital.  It invests primarily in common stocks of companies believed by Croft-Leominster, Inc. (the “Advisor”) to be undervalued and have good prospects for capital appreciation.  The Income Fund’s investment objective is to achieve a high level of current income with moderate risk to principal. The Advisor seeks to achieve this by investing primarily in a diversified portfolio of U.S. traded investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year’s net realized gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended April 30, 2011, management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Funds’ 2011 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of and during the year ended April 30, 2011, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds record security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.  Expenses incurred by the Corporation that do not relate to a specific fund of the Corporation are allocated pro-rata to the funds based on the total number of funds in the Corporation at the time the expense was incurred or by another appropriate method.

During the year ended April 30, 2011, the Croft Value Fund elected to receive stock instead of cash for a dividend payment from the issuer of a security held in the Fund’s portfolio.  In recognition of this payment, the Fund included $3,915,259 in dividend income, which represents the value of the shares received.

Note 3. Security Valuations – As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, closed end mutual funds, and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Directors and are categorized as Level 3.

Money market mutual funds, are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

Fixed income securities - Fixed income securities such as corporate bonds, municipal bonds, convertible bonds and U.S. government agencies and obligations when valued using market quotations in an active market, will be categorized as Level 1 securities.  However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 securities.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Directors.  These securities will be categorized as Level 3 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using amortized cost which approximates fair value and would be categorized as Level 2.

The following table summarizes the inputs used to value the Value Fund’s investments measured at fair value as of April 30, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$400,974,830	$0	$0	$400,974,830
U.S. Government Agencies & Obligations	3,016,650	0	0	3,016,650
Short-Term Investments	35,799,383	0	0	35,799,383
Total	$439,790,863	$0	$0	$439,790,863

The following amounts were transfers in/(out) of Level 2 assets:

	U.S. Government Agencies & Obligations	Total
Transfers from Level 2 into Level 1	$3,016,650	$3,016,650

The following table summarizes the inputs used to value the Income Fund’s investments measured at fair value as of April 30, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Closed End Mutual Funds	$316,296	$0	$0	$316,296
Corporate Bonds	$9,871,257	796,051	0	10,667,308
Municipal Bonds	111,587	0	0	111,587
Convertible Bonds	295,749	0	0	295,749
U.S. Government Agencies & Obligations	1,402,672	0	0	1,402,672
Short-Term Investments	1,127,270	0	0	1,127,270
Total	$13,024,831	$796,051	$0	$13,920,882

The following amounts were transfers in/(out) of Level 2 assets:

	Corporate Bonds	Municipal Bonds	Convertible Bonds	U.S. Government Agencies & Obligations	Total
Transfers from Level 2 into Level 1	$9,062,841	$111,587	$295,749	$402,047	$9,872,224

Neither Fund held any Level 3 assets during the year ended April 30, 2011. For more detail on the investments, please refer to the Schedules of Investments. The Funds did not hold any derivative instruments at any time during the year ended April 30, 2011.  Transfers that were made out of Level 2 represent securities that are now being valued using quoted prices in active markets. Transfers between levels are recognized as of the end of the reporting period.

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain the Advisor as their investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Funds, will make investment decisions on behalf of the Funds, and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds.  For the Advisor’s services, the Funds pay a fee, computed daily and payable monthly at the annual rate of 0.94% of the Value Fund’s average daily net assets and at the annual rate of 0.79% of the Income Fund’s average daily net assets.

For the year ended April 30, 2011, the Advisor earned fees from the Value Fund of $3,277,822. Through August 30, 2011, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Value Fund to limit the overall expense ratio to 1.47% (excluding brokerage commissions, underlying fund fees and expenses and extraordinary expenses) of the Value Fund’s average net assets. The Advisor was not required to waive or reimburse fees for the year ended April 30, 2011.  At April 30, 2011, the Value Fund owed the Advisor $330,278.

For the year ended April 30, 2011, the Advisor earned fees from the Income Fund of $119,424 before the waiver/reimbursement described below.  Through August 30, 2011, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Income Fund to limit the overall expense ratio to 1.10% (excluding brokerage commissions, underlying fund fees and expenses and extraordinary expenses) of the Income Fund’s average net assets.  The Advisor waived fees in the amount of $96,350 for the year ended April 30, 2011. At April 30, 2011, the Income Fund owed the Advisor $3,751.

Pursuant to a plan of distribution, the Funds may pay a distribution fee of up to 0.25% of the average daily net assets to broker-dealers for distribution assistance and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  For the year ended April 30, 2011, the Value Fund and the Income Fund incurred distribution fees of $871,761 and $37,792, respectively. At April 30, 2011, the Value Fund and Income Fund owed the Advisor $87,840 and $3,025, respectively.

Directors and certain officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $5,000 plus expenses for services related to the Corporation.

Note 5. Capital Share Transactions

At April 30, 2011, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Value Fund and the Income Fund), and paid in capital amounted to $361,064,452 for the Value Fund and $13,587,537 for the Income Fund.

Note 6. Investments

Value Fund

For the year ended April 30, 2011, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $115,402,029 and $50,210,645, respectively. For the year ended April 30, 2011, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $10,042,813 and $15,705,156, respectively. For federal income tax purposes, as of April 30, 2011, the gross unrealized appreciation for all securities totaled $94,280,054 and the gross unrealized depreciation for all securities totaled $13,287,642, for a net unrealized appreciation of $80,992,412.  The aggregate cost of securities for federal income tax purposes at April 30, 2011, was $358,798,451.

Income Fund

For the year ended April 30, 2011, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $1,272,790 and $2,639,326, respectively.  For the year ended April 30, 2011, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $1,004,531 and $1,000,000, respectively.  For federal income tax purposes, as of April 30, 2011, the gross unrealized appreciation for all securities totaled $1,150,595 and the gross unrealized depreciation for all securities totaled $6,575, for a net unrealized appreciation of $1,144,020.  The aggregate cost of securities for federal income tax purposes at April 30, 2011, was $12,776,862.

Note 7. Distributions to Shareholders

VALUE FUND

The Value Fund makes distributions annually. During the year ended April 30, 2011, distributions of $0.58 per share, or $9,103,379 in the aggregate, were declared and paid from net investment income.

The tax character of distributions paid during the years ended April 30, 2011 and April 30, 2010 were as follows:

             Fiscal year ended              Fiscal year ended

Distributions paid from:                                  4/30/2011                          4/30/2010

Ordinary Income                                             $9,103,379                        $164,140

                                                                       $9,103,379                           $164,140

As of the fiscal year ended April 30, 2011, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income                 $      958,157

Capital Loss Carryforward                             (4,200,261)

Unrealized Appreciation/(Depreciation)       80,992,412

                                                                    $77,750,308

The difference between book and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales.

INCOME FUND

The Income Fund makes quarterly income distributions. During the year ended April 30, 2011, distributions of $0.38 per share, or $566,274 in the aggregate, were declared and paid from net investment income.

The tax character of distributions paid during years ended April 30, 2011 and April 30, 2010 were as follows:

             Fiscal year ended           Fiscal year ended

Distributions paid from:                                  4/30/2011                        4/30/2010

Ordinary Income                                              $566,274                        $527,064

                                                                        $566,274                          $527,064

As of the fiscal year ended April 30, 2011, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income                  $         27,147

Capital Loss Carryforward                                (699,170)

Unrealized Appreciation/(Depreciation)          1,144,020

                                                                $       471,997

The difference between book and tax-basis unrealized appreciation (depreciation) is attributable to the difference in original cost and fair value of securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act.  As of April 30, 2011, Charles Schwab, Inc. held in omnibus accounts for the benefit of others approximately 83% of the voting securities of the Value Fund and may be deemed to control the Value Fund.  As of April 30, 2011, SEI Private Trust Company held in omnibus accounts for the benefit of others approximately 26% of the voting securities of the Income Fund and may be deemed to control the Income Fund.

Note 9. Capital Loss Carryforwards

As of the fiscal year ended April 30, 2011, the Income Fund had available for federal tax purposes an unused capital loss carryforward of $699,170, of which $23,451 expires in 2016, $134,133 expires in 2017 and $541,586 expires in 2018.  As of the last fiscal year ended April 30, 2011, the Value Fund had available for federal income tax purposes an unused capital loss carryforward of $4,200,261 which $4,200,261 expires in 2018.  To the extent that these carryforwards are used to offset future capital gains, it is possible that the amount which is offset will not be distributed to shareholders.

Note 10. Loan Agreement

The Value Fund has a $5,750,000 Loan Agreement with U.S. Bank.  Borrowings under this agreement are secured by investments held in the Value Fund’s portfolio and bear interest at the Prime Rate in effect on the day the loan is made.  As of April 30, 2011, there was no outstanding balance and there were no borrowings made during the fiscal year then ended.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors

Croft Funds Corporation

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Croft Funds Corporation comprising Croft Value Fund and Croft Income Fund (the “Funds”), as of April 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the Funds’ custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Croft Funds Corporation as of April 30, 2011, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

June 28, 2011

Croft Funds Corporation
Expense Illustration
April 30, 2011 (Unaudited)

Expense Example

As a shareholder of the Croft Funds, you incur  two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution and /or Service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2010 through April 30, 2011.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2010	April 30, 2011	November 1,2010 to April 30,2011

Actual	$1,000.00	$1,214.80	$7.03
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.45	$6.41

* Expenses are equal to the Value Fund's annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

		Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2010	April 30, 2011	November 1,2010 to April 30,2011

Actual	$1,000.00	$1,011.33	$5.49
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Income Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CROFT FUNDS CORPORATION

DIRECTORS AND OFFICERS

APRIL 30, 2011 (UNAUDITED)

Information about Directors who are “interested persons” of the Corporation as defined under the 1940 Act, and each officer of the Corporation, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Age	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer during last five years	Length of Time Served
Kent G. Croft[2] Age: 48	Director, President, CCO, and Secretary of the Corporation. President, Croft-Leominster, Inc. since 1989.	2	None	16 years
L. Gordon Croft[2] Age: 78	Vice President of the Corporation. Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.	N/A	None	16 years
Phillip Vong Age: 36	Assistant Vice President, Treasurer and Chief Financial Officer of the Corporation. Employee of Croft-Leominster, Inc. since 1997.	N/A	None	7 years
George Russell Croft[2] Age: 37	Director and Vice President of the Corporation, Vice President of Croft Leominster, Inc. since 2001.	2	None	4 years as Vice President; 1 year as Director

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

2 L. Gordon Croft is the father of Kent G. Croft and Russell G. Croft.  They are “interested persons” of the Corporation because they are a director and/or officers of the Corporation.  In addition, they may be deemed to be “interested persons” of the Corporation because they are officers of the Fund’s adviser.

CROFT FUNDS CORPORATION

DIRECTORS AND OFFICERS

APRIL 30, 2011 (UNAUDITED)

Information about Directors who are not “interested persons” of the Corporation as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Age	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer during last five years	Length of Time Served
Benjamin R. Civiletti Age: 74	Director of the Corporation. Past Chairman and Partner, Venable LLP (law firm) (2006-2009); Attorney at Venable (2010 to present).	2	None	Since August 2010
Steven Tamasi Age: 47	Director of the Corporation. Chief Executive Officer of Boston Centerless, Inc. (supplier of precision ground bar materials and grinding services) since 1998.	2	None	Since August 2010
Charles Jay McLaughlin Age: 48	Director of the Corporation. President, Orion Safety Products as of January 1999.	2	None	12 years

1 The mailing address of each Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

CROFT FUNDS CORPORATION

ADDITIONAL INFORMATION

APRIL 30, 2011 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-746-3322.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

                                         1-800-746-3322

 This report is provided for the general information of the shareholders of the Croft Value Fund and Croft Income Fund. This report is not intended for distribution to prospective investors in these Funds, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

For purposes of this paragraph:

(a) The term "waiver" means the approval by the registrant of a material departure from a provision of the code of ethics; and

(b) The term "implicit waiver" means the registrant's failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer, as defined in Rule 3b-7 under the Exchange Act (17 CFR 240.3b-7), of the registrant.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  This is because the Board has determined that in view of the nature of the publicly traded stock and cash nature of the holdings and unitary fee approach to expenses taken by the Fund, the financial experience and expertise of the Board members is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 24,700

FY 2010

$ 23,000

(b)

Audit-Related Fees

Registrant

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2011

$ 4,500

FY 2010

$ 4,500

Nature of the fees:

Federal and State Tax Returns.  The 2009 amount is an estimate and has not been billed yet.

(d)

All Other Fees

Registrant

FY 2011

$ 1,100

FY 2010

$ 1,326

Nature of the fees:

Out of pocket expenses and consents

(e)

(1)

Audit Committee’s Pre-Approval Policies

Independent Board members pre-approve all work done by the outside auditors before the work is performed.  The independent Board members select the independent audit firm at the beginning of the fiscal year and shortly thereafter the proposed work for the fiscal year is presented in writing by the audit firm, approved by the Adviser, and approved by the independent Board members.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2011

$ 4,500

FY 2010

$ 4,500

Part of the 2011 amount is an estimate and has not been billed yet.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  All non audit services were pre-approved by the audit committee.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 1, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herwith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date July 7, 2011

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date July 7, 2011

* Print the name and title of each signing officer under his or her signature.